                                                                   EXHIBIT 10.55



                              READ-RITE CORPORATION

                                 FIRST AMENDMENT
                               TO CREDIT AGREEMENT


               This FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is dated as of February 5, 1998 and entered into among Read-Rite Corporation, a Delaware corporation (the "Borrower"), the financial institutions named on the signature pages hereof (each a "Bank" and collectively the "Banks"), Canadian Imperial Bank of Commerce, New York Agency as agent for the Banks (the "Agent") and issuer of Letters of Credit (the "Designated Issuer") and is made with reference to that certain Credit Agreement dated as of October 2, 1997 (the "Credit Agreement"), among the Borrower, the Banks, the Designated Issuer and the Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

               WHEREAS, the Borrower has requested that the Banks consent to the amendment of certain financial covenants and other provisions set forth in Credit Agreement.

               NOW, THEREFORE, in consideration of the promises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:


                  SECTION 1. AMENDMENTS TO THE CREDIT AGREEMENT

               A. The definition of "Applicable Margin" in Section 1.01 of the Credit Agreement is hereby amended to read in its entirety as follows:

               "Applicable Margin":

               (i)    With respect to the initial Pricing Period, means 0.500%;

               (ii) With respect to the second Pricing Period, means 1.00%;

               (iii) With respect to the third and any subsequent Pricing Periods, means the higher of the ratio determined in accordance with (I) the ratio of Senior Debt to Total Capitalization determined in accordance with the correlative pricing grid set forth below and (II) EBIT for such Pricing Period determined in accordance with the correlative pricing grid set forth below.


                  I.  Senior Debt to Total Capitalization Ratio Pricing Grid

                Ratio of Senior Debt
               to Total Capitalization                               Applicable Margin
                ---------------------                                ----------------
                Greater than 0.3:1.0                                      0.750%
Greater than 0.2:1.0 but less than or equal to 0.3:1.0                    0.500%
            Less than or equal to 0.2:1.0                                 0.375%

For the purposes of determining the Applicable Margin in accordance with this pricing grid, Senior Debt and Total Capitalization shall be determined based on the financial statements and reports for the last fiscal quarter ending at least forty days prior to the commencement of the relevant Pricing Period as delivered pursuant to Section 6.01(a)(i) or 6.01(a)(ii); provided that if the Borrower shall fail to deliver to the Agent the relevant financial statements and reports for



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
any fiscal quarter prior to the commencement of a Pricing Period, the Applicable Margin for such Pricing Period shall be deemed to be at the highest rate;

                              II. EBIT Pricing Grid


                EBIT                            Applicable Margin
                ----                            -----------------
             If negative                             1.000%

    Greater than 0 but less than
       or equal to $10,000,000                       0.750%

      Greater than $10,000,000                       0.500%

For the purposes of determining the Applicable Margin in accordance with this pricing grid, EBIT shall be determined based on the financial statements and reports for the last fiscal quarter ending at least forty days prior to the commencement of the relevant Pricing Period as delivered pursuant to Section 6.01(a)(i) or 6.01(a)(ii); provided that if the Borrower shall fail to deliver to the Agent the relevant financial statements and reports for any fiscal quarter prior to the commencement of a Pricing Period, the Applicable Margin for such Pricing Period shall be deemed to be at the highest rate.

                 B. The definition of "Commitment Fee Percentage" in Section
1.01 of the Credit Agreement is hereby amended to read in its entirety as follows:

        "Commitment Fee Percentage":

                 (i)   With respect to the initial Pricing Period, means 0.200%;

                 (ii)  With respect to the second Pricing Period, means 0.250%;

                 (iii) With respect to the third and any subsequent Pricing Period, means the higher of the rates determined in accordance with (I) the ratio of Senior Debt to Total Capitalization determined in accordance with the correlative pricing grid set forth below and (II) EBIT for such Pricing Period determined in accordance with the correlative pricing grid set forth below:

            I. Senior Debt to Total Capitalization Ratio Pricing Grid

                Ratio of Senior Debt                                    Commitment
               to Total Capitalization                                Fee Percentage
                ---------------------                                ----------------
                Greater than 0.3:1.0                                      0.250%
Greater than 0.2:1.0 but less than or equal to 0.3:1.0                    0.200%
            Less than or equal to 0.2:1.0                                 0.150%

For the purposes of determining the Commitment Fee Percentage in accordance with this pricing grid, Senior Debt and Total Capitalization shall be determined based on the financial statements and reports for the last fiscal quarter ending at least forty days prior to the commencement of the relevant Pricing Period as delivered pursuant to Section 6.01(a)(i) or 6.01(a)(ii); provided that if the Borrower shall fail to deliver to the Agent the relevant financial statements and reports for any fiscal quarter prior to the commencement of a Pricing Period, the Commitment Fee Percentage for such Pricing Period shall be deemed to be at the highest rate.




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                              II. EBIT Pricing Grid

                                                       Commitment
              EBIT                                   Fee Percentage
              ----                                   --------------
           If negative                                   0.250%

  If greater than or equal to 0                          0.200%

For the purposes of determining the Applicable Margin in accordance with this pricing grid, EBIT shall be determined based on the financial statements and reports for the last fiscal quarter ending at least forty days prior to the commencement of the relevant Pricing Period as delivered pursuant to Section 6.01(a)(i) or 6.01(a)(ii); provided that if the Borrower shall fail to deliver to the Agent the relevant financial statements and reports for any fiscal quarter prior to the commencement of a Pricing Period, the Applicable Margin for such Pricing Period shall be deemed to be at the highest rate.

                 C. The definition of "EBIT" in Section 1.01 of the Credit Agreement is hereby amended to read in its entirety as follows:

        "EBIT": For any period, the sum of the following amounts for the Borrower for such period on a consolidated basis determined in accordance with
GAAP: (i) Consolidated Net Income plus (ii) provisions for income taxes plus
(iii) Consolidated Interest Expense.

                 D. The definition of "Pricing Period" in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

        "Pricing Period": The initial Pricing Period applicable to the Loans and Letters of Credit shall commence on October 2, 1997 and shall continue through the day (whether or not a Business Day) preceding the date of the First Amendment Agreement and the second Pricing Period shall commence on the date of the First Amendment Agreement and shall continue through February 28, 1998. Thereafter the Pricing Periods shall be determined as follows:

        (a) March 1 through May 31 of each calendar year
        (b) June 1 through August 31 of each calendar year
        (c) September 1 through December 31 of each calendar year
        (d) January 1 through the last day of February of each calendar year

                 E. Section 1.01 of the Credit Agreement is amended by adding to the definitions, in its appropriate alphabetic order, the following additional definition:

        "First Amendment Agreement": That certain First Amendment to Credit Agreement dated as of February 11, 1998 among the Borrower, the Banks, the Designated Issuer and the Agent.

                 F. Section 5.01(e) of the Credit Agreement is hereby amended by substituting the following sentence for the last sentence of such subsection:

                     Since December 28, 1997 there has been no Material Adverse Effect.

                 G. Subsections 6.02(a) through 6.02(e) of the Credit Agreement are hereby amended to read in their entirety as follows:

                        (a) Quick Ratio. Permit the ratio of Consolidated Quick Assets to Consolidated Current Liabilities on the last day of each of the fiscal quarters of the Borrower (i) ending in June 1997 and September 1997 to be less than 0.85 to 1.00 and (ii) ending in December 1997 and thereafter to be less than 1.00 to 1.00.

                        (b) Consolidated Tangible Net Worth. Permit Consolidated Tangible Net Worth at any time to be less than $375,000,000 plus (i) 80% of Consolidated Net Income (but not loss) for each fiscal quarter of the Borrower commencing with the quarter beginning on or about June 30, 1997 plus (ii) 100% of the net increase in



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Consolidated Tangible Net Worth occurring after June 30, 1997 resulting from the issuance of equity securities of the Borrower (other than pursuant to any employee stock purchase plan or employee stock option plan) after June 30, 1997, plus (iii) Permitted Subordinated Debt.

                        (c) Senior Debt Ratio. Permit the ratio of Senior Debt to Total Capitalization as at the last day of each fiscal quarter of the Borrower, (i) ending in September 1997, to exceed 0.4 to 1.0, and (ii) ending in December 1997 and thereafter, to exceed 0.25 to 1.00 except that if during any fiscal quarter of the Borrower ending after December 1997 the Borrowers quarterly EBIT equals or exceeds $10,000,000, then for such fiscal quarter and all fiscal quarters thereafter such ratio shall not exceed 0.3 to 1.0.

                        (d) Interest Expense Coverage. Permit (x) for any fiscal quarter (an "Interim Quarter") of the Borrower ending after December 1997 but before March 1999 in which the Borrower's EBIT for such fiscal quarter equals or exceeds $10,000,000, as at the last day of such Interim Quarter, and of each fiscal quarter thereafter to but not including the fiscal quarter ending in March 1999, permit the ratio of (i) EBIT for such quarter to (ii) Consolidated Interest Expense for such quarter to be less than 1.0 to 1.0; and (y) for the fiscal quarter of the Borrower ending in March 1999, as of the last day of such fiscal quarter, the ratio of (i) EBIT for such quarter to (ii) Consolidated Interest Expense for such quarter to be less than 2.0 to 1.0; and (z) as at the last day of each fiscal quarter of the Borrower ending in June 1999 or thereafter the ratio of (i) EBIT for the four fiscal quarters ending on such date to (ii) Consolidated Interest Expense for the four fiscal quarters ending on such date, to be less than 2.0 to 1.0.

                        (e) Minimum Profitability. Permit the Consolidated Net Income of the Borrower for the fiscal quarter ending in March 1999, for the two fiscal quarters ending in June 1999, for the three fiscal quarters ending in September 1999, and for any period thereafter of four consecutive fiscal quarters to be less than $1.00; provided that in no such fiscal quarter may any Consolidated Net Income be a negative amount in excess of 5% of the Consolidated Tangible Net Worth as of the end of the preceding fiscal quarter.

                 H. Section 6.02 of the Credit Agreement shall be amended by the addition thereto, as subsection 6.02(p), the following additional covenant:

                        (p) Minimum Cash Balance. Permit the value of the Borrower's cash and cash equivalents (as determined in accordance with GAAP) to be less than $100,000,000 at any time between January 27, 1998 and the earlier of (i) the end of the Borrower's fiscal quarter ending in March 1999 and (ii) the date after January 1, 1998 on which the Borrower's quarterly EBIT for the most recently ended fiscal quarter equals or exceeds $10,000,000 (as determined in accordance with the financial statements delivered to the Agent under Section 6.01(a)).

                     SECTION 2. CONDITIONS TO EFFECTIVENESS

        This Amendment shall become effective as of the first date (the "First Amendment Date") on or before February 11, 1998 upon which the following conditions have been satisfied:

                 (i) the Agent shall have received for each Bank counterparts hereof duly executed on behalf of the Borrower, the Agent, and the Majority Banks (or, in lieu of execution by the Majority Banks, notice of the approval of this Amendment by the Majority Banks satisfactory to the Agent); and

                 (ii) the Agent shall have received a copy of a board resolution of the Borrower in form and substance satisfactory to the Agent authorizing the execution, delivery and performance of this Amendment certified by the Secretary of the Borrower as being in full force and effect on the date hereof.

                 (iii) the Amendment Fee referred to in Section 4.C shall have been paid, and all other fees and expenses payable by the Borrower hereunder shall have been paid or provided for.

                 (iv) all the representations and warranties in Section 3 shall be true and correct as of the date of this Amendment.



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                 (v) no Potential Event of Default or Event of Default shall have occurred and be continuing on the date of this Amendment or will result from the consummation of this Amendment (after giving effect to this Amendment) except for those which would not have been a Potential Event of Default or Event of Default if this Amendment had been in effect since October 2, 1997.

                 (vi) the Agent shall have received a certificate dated on or after the date of this Agreement certifying that the conditions in clauses (iv) and (v) have been met.

When and if this Amendment becomes effective, the amendments set forth in
Section 1 shall be deemed effective as of October 2, 1997.

        SECTION 3. BORROWER'S REPRESENTATIONS AND WARRANTIES

        In order to induce the Agent and the Banks to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, the Borrower represents and warrants to the Agent and each Bank that the following statements are true, correct and complete:

                 A. CORPORATE POWER AND AUTHORITY. The Borrower has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "Amended Agreement").

                 B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of the Borrower.

                 C. NO CONFLICT. The execution and delivery by the Borrower of this Amendment does not and will not contravene (i) any law or any governmental rule or regulation applicable to the Borrower or any of its Subsidiaries, (ii) the Certificate of Incorporation or Bylaws of the Borrower, (iii) any order, judgment or decree of any court or other agency of government binding on the Borrower or any of its Subsidiaries or (iv) any material agreement or instrument binding on the Borrower or any of its Subsidiaries.

                 D. GOVERNMENTAL CONSENTS. The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

                 E. BINDING OBLIGATION. This Amendment and the Amended Agreement have been duly executed and delivered by the Borrower and are the binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, except in each case as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors' rights.

                 F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Article V of the Credit Agreement (as amended hereby) are and will be true, correct and complete in all material respects on and as of the date of this Amendment to the same extent as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

                 G. ABSENCE OF DEFAULT. No event has occurred and is continuing as of the date of this Amendment or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default (as determined after giving effect to the amendments made by this Amendment).

                 H. FINANCIAL CONDITION. The unaudited consolidated balance sheet of the Borrower for the Borrower's fiscal quarter ended December 28, 1997 and the related consolidated statements of operations and cash flow of the Borrower for the fiscal quarter then ended, which have been previously circulated to the Banks, fairly present in all material respects the consolidated financial condition of the Borrower as at such date and the consolidated results of the



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operations of the Borrower for the period ended on such date, all in accordance with GAAP, consistently applied, subject to year-end adjustments and the absence of footnotes.

                            SECTION 4. MISCELLANEOUS

                 A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN AGREEMENTS.

                 (i) On and after the First Amendment Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Agreements to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

                 (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Agreements shall remain in full force and effect and are hereby ratified and confirmed.

                 (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Agent or any Bank under, the Credit Agreement or any of the other Loan Agreements nor to create any course of dealing or otherwise obligate the Agent or the Banks to forebear or execute similar amendments or any waiver in similar circumstances in the future.

                 B. COSTS AND EXPENSES. The Company covenants to pay to or reimburse the Agent, upon demand, for all costs and expenses (including allocated costs of in-house counsel) incurred in connection with the development, preparation, negotiation, execution and delivery of this Amendment and the documents and transactions contemplated hereby.

                 C. AMENDMENT FEE. The Company hereby agrees to pay to the Agent on or before the First Amendment Date, for the ratable benefit of those Banks who agree to this Amendment (as evidenced by their return of a signed signature page to Agent or Agent's counsel) on or before February 5, 1998, an amendment fee (the "Amendment Fee") of $100,000. The Amendment Fee shall be paid to the Agent in immediately available funds and shall be non-refundable. The Amendment Fee is in addition to any fees, costs, expenses or other amounts otherwise payable pursuant to this Amendment, the Credit Agreement or the Amended Agreement.

                 D. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

                 E. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

                 F. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Agent of a facsimile transmitted document purportedly bearing the signature of a Bank or the Borrower shall bind such Bank or the Borrower, respectively, with the same force and effect as the delivery of a hard copy original. Any failure by the Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Agent.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


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                                       BORROWER:

                                       READ-RITE CORPORATION

                                       By: /s/ John Kurtweil
                                           -----------------------------------
                                       Title: Vice President, Finance and CFO

                                       AGENT:

                                       CANADIAN IMPERIAL BANK OF COMMERCE,
                                       NEW YORK AGENCY, as Agent

                                       By: /s/ Timothy Doyle
                                          ------------------------------------
                                       Title: Managing Director
                                             ---------------------------------

                                       BANKS

                                       CIBC, INC.

                                       By: /s/ Timothy Doyle
                                          ------------------------------------
                                       Title: Managing Director
                                             ---------------------------------

                                       ABN AMRO BANK N.V.

                                       By:
                                          ------------------------------------
                                       Title:
                                             ---------------------------------

                                       By:
                                          ------------------------------------
                                       Title:
                                             ---------------------------------

                                       FLEET NATIONAL BANK

                                       By: /s/ Matthew Glauninger
                                          ------------------------------------
                                       Title: Vice President
                                             ---------------------------------

                                       THE LONG TERM CREDIT BANK OF JAPAN, LTD.,
                                       LOS ANGELES AGENCY

                                       By: /s/ Teiji Sakata
                                          ------------------------------------
                                       Title: Joint General Manager
                                             ---------------------------------

                                       MELLON BANK

                                       By: /s/ Michael Rogers
                                          ------------------------------------
                                       Title: Vice President
                                             ---------------------------------

                                       THE MITSUBISHI TRUST AND BANKING
                                       CORPORATION, LOS ANGELES AGENCY

                                       By: /s/ Yasushi Satomi
                                          ------------------------------------
                                       Title: Senior Vice President
                                             ---------------------------------

                                       THE SUMITOMO BANK LIMITED,  SAN FRANCISCO
                                       BRANCH

                                       By:
                                          ------------------------------------
                                       Title:
                                             ---------------------------------

                                       THE INDUSTRIAL BANK OF JAPAN LIMITED,
                                       SAN FRANCISCO AGENCY

                                       By: /s/ Haruhiko Masuda
                                          ------------------------------------
                                       Title: Deputy General Manager
                                             ---------------------------------

                                       BANKBOSTON, N.A.

                                       By: /s/ Kevin F. Malone
                                          ------------------------------------
                                       Title: Division Executive
                                             ---------------------------------

                                       BANQUE NATIONALE DE PARIS

                                       By: /s/ Rafael C. Lumanlan
                                          ------------------------------------
                                       Title: Vice President
                                             ---------------------------------

                                       By: /s/ William J. LaHerran
                                          ------------------------------------
                                       Title: Vice President
                                             ---------------------------------

                                       ROYAL BANK OF CANADA

                                       By:
                                          ------------------------------------
                                       Title:
                                             ---------------------------------

                                       WELLS FARGO BANK, N.A.

                                       By: /s/ Gus Martin
                                          ------------------------------------
                                       Title: Vice President
                                             ---------------------------------

                                       THE DESIGNATED ISSUER:

                                       CANADIAN IMPERIAL BANK OF COMMERCE,
                                       NEW YORK AGENCY

                                       By: /s/ Timothy Doyle
                                          ------------------------------------
                                       Title: Managing Director
                                             ---------------------------------



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